Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)

     In connection with the Amendment to the Report of Prepaid Card Holdings, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruce Berman, Chief Executive Officer and Chairman of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350), that to my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Date:     April 30, 2010
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     \s\ Bruce Berman
     ----------------
     Bruce Berman
     Chief Executive Officer and Principal Financial Officer























                                   PPDC3Q0949